UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2025

CENTERPOINT ENERGY, INC.
(Exact name of registrant as specified in its charter)
_______________________________

Texas		1-31447			74-0694415
(State or other jurisdiction		(Commission File Number)			(IRS Employer
of incorporation)					Identification No.)

1111 Louisiana
Houston	Texas		77002
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:			(713)	207-1111

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CNP	The New York Stock Exchange
NYSE Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.    Material Modification to Rights of Security Holders.
The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.03.    Amendments to Articles of Incorporation of Bylaws; Change in Fiscal Year.
Effective September 25, 2025, the Board of Directors (the “Board”) of CenterPoint Energy, Inc. (“CenterPoint Energy”) amended and restated CenterPoint Energy’s bylaws (the “Bylaws”). The amendments to the Bylaws were made in connection with certain recent changes to the Texas Business Organizations Code (“TBOC”) and pursuant to the Board’s periodic corporate governance review process. The amendments include, among other things, the following changes:
•adding a new section providing for a jury trial waiver for internal entity claims (as defined by the TBOC);
•revising the exclusive forum bylaw to provide that, if the United States District Court for the Southern District of Texas lacks jurisdiction, the Eleventh Business Court Division of the Texas Business Court located in Harris County, Texas (rather than the state district court of Harris County, Texas), will be the sole and exclusive forum for certain internal entity claims (as defined by the TBOC), unless CenterPoint Energy consents to a different forum;
•adding a new section to adopt an ownership threshold requiring any shareholder (as defined by the TBOC) or group of such shareholders to hold shares of common stock sufficient to meet an ownership threshold of at least three percent of CenterPoint Energy’s outstanding shares in order to institute or maintain a derivative proceeding;
•revising the director retirement age from 73 to 75 years of age;
•revising the definition of “Shareholder Associated Person” to include members of a group (as defined by Rule 13d-5 of the Securities Exchange Act of 1934, as amended), and participants in a proxy solicitation with respect to a shareholder’s nomination or business proposal; and
•making certain administrative, modernizing, clarifying, and conforming changes.
The foregoing description of the amendments to the Bylaws is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.
Item 9.01.     Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
3.1	Fifth Amended and Restated Bylaws of CenterPoint Energy
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: September 26, 2025	By:	/s/ Monica Karuturi
Monica Karuturi
Executive Vice President and General Counsel